Contractual Commitments	12 Months Ended
Dec. 31, 2010
Contractual Commitments [Abstract]
Contractual Commitments

Note 15    Contractual Commitments

In the further development and operation of our commercial global communications satellite system, significant additional expenditures are anticipated. In connection with these and other expenditures, we have assumed a significant amount of long-term debt, as described in Note 11—Long-Term Debt. In addition to these debt and related interest obligations, we have expenditures represented by other contractual commitments. The additional expenditures as of December 31, 2010 and the expected year of payment are as follows (in thousands):

	Satellite Construction and Launch Obligations	Satellite Performance Incentive Obligations	Horizons Contribution Obligations(1)	Operating Leases		Customer and Vendor Contracts	Total
2011	$527,448	$28,960	$12,743	$1,109		$128,947	$699,207
2012	195,300	25,592	12,683	324		21,719	255,618
2013	13,739	24,562	12,563	(529	)(2)	15,346	65,681
2014	12,945	23,103	12,380	761		5,600	54,789
2015	12,945	20,210	—	1,755		4,202	39,112
2016 and thereafter	124,729	93,433	—	49,325		501	267,988

Total contractual commitments	$887,106	$215,860	$50,369	$52,745		$176,315	$1,382,395

(1)	See Note 9—Investments.
(2)	In 2013, the total of our rental income on our owned Washington, D.C. building (see (c) Operating Leases) and our sublease income on leased facilities will exceed our operating lease commitments.

(a) Satellite Construction and Launch Obligations

As of December 31, 2010, we had approximately $887.1 million of expenditures remaining under our existing satellite construction and launch contracts. Satellite launch and in-orbit insurance contracts related to future satellites to be launched are cancelable up to thirty days prior to the satellite's launch. As of December 31, 2010, we did not have any non-cancelable commitments related to existing launch insurance or in-orbit insurance contracts for satellites to be launched.

The satellite construction contracts typically require that we make progress payments during the period of the satellite's construction. The satellite construction contracts contain provisions that allow us to terminate the contracts with or without cause. If terminated without cause, we would forfeit the progress payments and be subject to termination payments that escalate with the passage of time. If terminated for cause, we would be entitled to recover any payments we made under the contracts and certain liquidated damages as specified in the contracts.

(b) Satellite Performance Incentive Obligations

Satellite construction contracts also typically require that we make orbital incentive payments (plus interest as defined in each agreement with the satellite manufacturer) over the orbital life of the satellite. The incentive obligations may be subject to reduction or refund if the satellite fails to meet specific technical operating standards. As of December 31, 2009 and 2010, we had $147.5 million and $149.6 million, respectively, recorded in relation to satellite performance incentive obligations, excluding future interest payments.

(c) Operating Leases

We have commitments for operating leases primarily relating to equipment and office facilities. These leases contain escalation provisions for increases. As of December 31, 2010, the total obligation related to operating leases, net of $13.1 million aggregate sublease income on leased facilities and rental income, was $52.7 million. We lease space in our Washington, D.C. building, which we own, to various tenants. As of December 31, 2010, the minimum rental income anticipated with respect to this building is $11.0 million, which is expected to be received during the next four years. Rental income and sublease income are included in other income (expense), net in the accompanying consolidated statements of operations.

Total rent expense for the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, was $0.6 million, $8.2 million, $7.0 million and $6.1 million, respectively.

(d) Customer and Vendor Contracts

We have contracts with certain customers which require us to provide equipment, services and other support during the term of the related contracts. We also have long-term contractual obligations with service providers primarily for the operation of certain of our satellites. As of December 31, 2010, we had commitments under these customer and vendor contracts which totaled approximately $176.3 million related to the provision of equipment, services and other support.